Exhibit 99.1

JPMorgan 25th Annual Healthcare Conference January 10, 2007

Forward-Looking Statements This presentation contains forward-looking statements that involve risks and uncertainties, including those described in the Company's Annual Report for the year ended December 31, 2005 filed on Form 10-K, and most recent Quarterly Report filed on Form 10-Q.

The MGI PHARMA Investment Full Range of Capabilities • R&D • Manufacturing • Regulatory • Sales and Marketing Growth and Profitability Best-in-class product franchises High-potential, late stage pipeline Focus on execution and financial performance Focus on Oncology and Acute Care

Building on Our Success Dacogen(tm) launch exceeding expectations First Aquavan(r) phase 3 trial successful Aloxi(r) (CINV) in 2 years ? #1 position Focused pipeline investments - Amolimogene; ZYC 300; GPI 21016 (PARP) Aloxi PONV phase 3 trials successful 7

Our Near-Term Focus is Clear Solid execution and pro forma operating profitability in 2007 Reach significant milestones Focused clinical investments Lower '07 expense base Achieve revenue objectives

Successful Execution ? Realization of Full Potential Product U.S. potential peak sales Indication Launch year Post-operative nausea & vomiting (PONV) $250M MDS $250M AML Oral mucositis $100M Sedation $250M Chemotherapy-induced nausea & vomiting (CINV) $500M 2003 2006 2008 2008

The MGI PHARMA Investment Full Range of Capabilities • R&D • Manufacturing • Regulatory • Sales and Marketing Growth and Profitability Focus on Oncology and Acute Care Best-in-class product franchises High-potential, late stage pipeline Focus on execution and financial performance

Aloxi(r) Flagship Product - Best-in-Class for CINV Injectable serotonin subtype-3 (5-HT3) receptor antagonist (RA) Superior clinical profile Rapid growth #1 market position in IV Day 1 CINV segment Hospital unit growth > 35% in 2006 Significant long-term opportunity U.S. peak sales potential $500M Aloxi Hospital Vials (in 000's) 2006 Source: IMS DDD Data

Aloxi(r) Short-term Challenges, Long-term Growth Short-term challenges: Generic ondansetron December 2006 launch 1H07 "ASP +6%" adverse reimbursement impact Reimbursement effect eliminated in 2H07 Sales growth to resume Sustained growth in 2008 and beyond 2003 2007 2015 East 9.7 159.3 248.5 250 225 300 360 415 460 500 510 510 510 2007 in Perspective >$500M Aloxi(r) Revenues

Other 5-HT3 s Aloxi(r) Why We Are Confident in Aloxi's(r) Future Approved for both acute and delayed CINV Single IV dose can protect a patient for up to 5 days Strongest receptor binding and long half-life Top priority product Yes Yes Yes Yes No No No No Differentiation demonstrated in more emetogenic regimens Yes No A Strongly Differentiated Product Result: #1 market share in 2 years

Aloxi Ondansetron / Dolasetron East 0.725 0.5 Why We Are Confident in Aloxi's(r) Future Aloxi(r) dominates severe segment... Significant market opportunity - >$250 M remains available in "more emetogenic" segment .... with demonstrated Day 1 superiority over Ondansetron + Dolasetron Emesis Free (% of patients - Acute: 0-24 hr - Day 1) Superior performance ? Improved patient outcomes Superior in Largest Market Segment p=0.0002 60% "More Emetogenic" Regimens 40% "Less Emetogenic" Regimens 10% 25% ~1/3 overall share

47% Why We Are Confident in Aloxi's(r) Future Overall lower cost from payer perspective Source: 1. Vanscoy et al. Community Oncology 2005;2(2):127-132. 2. Shih et al J Clin Oncol 2005;23(165):541s. Abstract 6053. 3. Schwartzberg LS et al. J Support Oncol 2005; 3 (suppl 3): 26-27. Abstract PA-14- Updated to reflect AWP-90% for ondansetron versus AWP-20% for Aloxi Fewer Extreme CINV Events1 with Aloxi Ondansetron Aloxi 4% 11% 67% Incremental costs for Extreme CINV Events2 93% - Office visit only @ $11,958 per pt 7% - Office visit w/ER visit @ $26,094 per pt Total Payer CINV Costs Per 1000 pts3 Ondansetron Aloxi $0.88M $1.65M

Why We Are Confident in Aloxi's(r) Future Dominant share of voice Sales force, marketing & medical support Clinical superiority demonstrated Day 1 Days 2-5 More emetogenic regimens Better for patients Pharmacoeconomic advantages Fewer CINV failures Lower overall CINV costs Summary of rationale 2003 2007 2015 East 9.7 159.3 248.5 250 225 300 360 415 460 500 510 510 510 2007 in Perspective >$500M Aloxi(r) Revenues

Building an Aloxi(r) Franchise: Injection for PONV U.S. peak sales potential $250M Opportunity Large market opportunity 30 million doses annually Aloxi(r) may provide advantages similar to CINV patients Longer activity, better efficacy Broadens hospital market, leverages commercial infrastructure Status Phase 3 studies complete Co-primary (0-24 hr) endpoint achieved Secondary endpoints (0-48, 0-72 hrs) achieved Pre-NDA meeting held; NDA submission on track for 1H07

Defining Unmet Need in PONV Pct of patients experiencing PONV-related events postsurgery: A prospective observational study in 193 patients Early (0-6 h) Later (6-72 h) Overall (0-72 h) East 0.18 0.23 0.29 West 0.45 0.44 0.59 North 0.44 0.37 0.6 0.24 0.32 0.4 Time Nausea Use of rescue medication Functional interference White PF et al. Abstract/Poster. SAMBA 2006.

Preclinical Ph 1 Ph 2 Ph 3 Marketed Building an Aloxi(r) Brand Franchise Chemotherapy-Induced Nausea and Vomiting (CINV) Post-Operative Nausea and Vomiting (PONV) Oral Formulation Capsule (CINV) Excellent risk / reward profile IP protection expected through 2015 Total U.S. potential peak franchise sales >$750M

Dacogen(tm) Our Rapidly Growing Second Franchise Dacogen(tm) for treatment of myelodysplastic syndromes (MDS) Approved May 2, 2006 Successful launch underway Normalized run rate now ~1,300 vials / week Multiple cycles of treatment Broad development program ongoing U.S. peak sales potential >$250M

Dacogen™

Significant MDS Market Opportunity

- Market in need of new treatment options
  - Low survival rate
  - Majority treated with **only** supportive care
- ~20,000 MDS patient treatments per month
- Targeting ~10,000+ "aggressive MDS" patient treatments
  - Int-1 with complications, Int-2, High Risk
- Clinical data confirms significant benefits
  - Reduces blast cells in bone marrow
  - Normalizes blood counts
  - Fewer transfusions
- Gaining share in aggressive MDS setting



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Dacogen(tm) Next Steps in Brand Development Ongoing EORTC survival study in MDS Partnership with Janssen-Cilag Advancing a pivotal AML survival program Alternative dosing program ongoing Outpatient 1hr / day, 5 days / week repeated monthly sNDA submission planned Phase 2 data published in Blood (December 2006) 73% clinical improvement rate, including 34% complete response rate Median overall survival of 19 months 57% overall cytogenetic response among evaluable patients 37

Preclinical Ph 1 Ph 2 Ph 3 Marketed Building a Dacogen(tm) Brand Franchise Excellent risk / reward profile Total U.S. potential peak franchise sales >$250M Myelodysplastic Syndromes (MDS) Acute Myeloid Leukemia (AML) Alternative Dacogen(tm) OutPatient Treatment ("ADOPT" for MDS) Chronic Myelogenous Leukemia (CML) Solid Tumors

Gliadel(r) Wafer Locally delivered chemotherapy, site specific treatment approved for the treatment of: Newly diagnosed high-grade malignant glioma as an adjunct to surgery and radiation Recurrent glioblastoma multiforme as an adjunct to surgery Limited competition Dedicated acute care sales force effort in 2007 and beyond Favorable margin product

The MGI PHARMA Investment Full Range of Capabilities • R&D • Manufacturing • Regulatory • Sales and Marketing Growth and Profitability Focus on Oncology and Acute Care Best-in-class product franchises High-potential, late stage pipeline Focus on execution and financial performance

Preclinical Ph 1 Ph 2 Ph 3 Regulatory Review Robust Development Pipeline Saforis(tm) (oral mucositis) Aquavan(r) Injection (sedation) Aloxi(r) Injection (PONV) Aloxi(r) Oral Capsule (CINV) Amolimogene (cervical dysplasia) Dacogen(tm) for Injection (AML) Dacogen(tm) for Injection (MDS - "ADOPT") ZYC300 (solid tumors) GCP II Inhibitors (chemo-induced neuropathy) Dacogen(tm) for Injection (CML) GPI 21016 (PARP) (cancer therapy sensitizers)

Aquavan(r) Injection: Large Market Opportunity Opportunity Sedative for short duration procedures Profile may enable more rapid, clear-headed recovery without the need for monitored anesthesia care (MAC) Large market opportunity without competitive promotion Leverages acute care commercial team Status Pivotal program enrollment nearly complete Conducted without an anesthesiologist present NDA submission targeted for 1H07 FDA pre-NDA meeting scheduled U.S. peak sales potential >$250M

Aquavan(r) Pivotal Program Bronchoscopy 250 patients Diagnostic tool for infection, cancer Aquavan(r) 6.5 mg vs. 2.0 mg 125 patients Includes arthroscopy, cardiac procedures Aquavan(r) 6.5 mg (open label) Program Goal: Demonstrate safety & efficacy in a variety of procedures without the need for MAC 300 patients Routine checkup Aquavan(r) 6.5 mg vs. 2.0 mg; midazolam safety reference

Successful Phase 3 Colonoscopy Trial Aquavan Midazolam East 0.87 0.69 Predictable safety profile: no airway-related AEs leading to mechanical or manual manipulations * Verbal learning and memory retention as measured by the Hopkins Verbal Learning Test - Revised (HVLT-R(tm)) Aquavan Midazolam East 0.67 0.41 Sedation Success p=0.002 Clear-Headed Recovery * p<0.01 Favorable Profile Demonstrated

To be actively promoted Goal: patient benefit & improve practice throughput Aquavan(r): Target Product Profile Rapid onset Rapid recovery Clear-headed recovery Amnestic effect MAC Required Difficult to titrate for sedation Injection site pain Easy to titrate for sedation Amnestic effect No MAC Required Longer onset (> 5 min) Longer recovery Poorer cognitive recovery ? Propofol Midazolam Aquavan(r)

Ongoing R&D Programs to Drive Future Growth Additional indications/dosing regimen for Dacogen(tm) Phase 3 - EORTC survival trial in MDS Phase 3 - AML survival trial Phase 2 - ADOPT for MDS Phase 1 - solid tumors Various life cycle initiatives Amolimogene Pivotal phase 2 - cervical dysplasia ZYC 300 Phase 1/2b - late-stage metastatic cancer patients GPI 21016 (PARP) Lead clinical candidate compound selected Phase 1 trial planned

The MGI PHARMA Investment Full Range of Capabilities • R&D • Manufacturing • Regulatory • Sales and Marketing Growth and Profitability Focus on Oncology and Acute Care Best-in-class product franchises High-potential, late stage pipeline Focus on execution and financial performance

($M) 2006 Guidance (Provided October 18, 2006) Pro Forma To GAAP Reconciling Items: SNDC Expenses ($4.2 million) Product Acquisition Intangible Asset Amortization ($10 million) Product Milestones ($2.5 million) Noncash Employee Stock Compensation Expense ($10 million) Expenses related to organizational restructuring & facility consolidation ($4 million) Other Expenses ($0.5 million) COGS $125-130 SG&A $140 Net R&D $95 Operating Loss (pro-forma) ($15-$30) $250-$270 $35 >$30 Aloxi(r) Gliadel(r) Dacogen(tm) 59

Preliminary 2006 Revenue Results (Unaudited) ($M) Guidance Preliminary Revenues ~$340 $330-$350 $250 Aloxi(r) $250-$270 $35 Gliadel(r) $35 >$35 Dacogen(tm) >$30 61

2007 Perspective

- Early anecdotal information positive
  - Some switching is occurring
  - To date, Aloxi weakness not significant
  - Aloxi loyalty program being well received

Confidence in 1H07 floor and 2H07 rebound

- Generic ondansetron price declining rapidly
  - Currently <$1.00/mg vs. ~$3.00/mg for branded
  - Encourages strong 2H Aloxi rebound
- Specific visibility on 1H07 impact limited
  - Just 2 weeks into generic launch
  - Extent of Aloxi program participation determines generic impact
- Committed to pro forma operating profitability under a broad range of Aloxi revenue scenarios

More information to be provided on 4Q06 earnings conference call

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Committed to Meeting 2007 Milestones Maximize our brand franchises Submit Aloxi(r) PONV NDA Advance Dacogen(tm) pivotal phase 3 AML program Conclude Dacogen(tm) ADOPT trial Prepare sNDA for Dacogen(tm) alternative dosing regimen Advance our late stage pipeline Wrap up Aquavan(r) pivotal phase 3 program 1Q database lock; pre-NDA meeting scheduled Submit Aquavan(r) NDA Advance amolimogene pivotal phase 2 program Achieve pro forma operating profitability in 2007 Lower operating expenses Gross margin improvements

Investment Highlights Excellent risk/reward profile for best-in-class franchises Aloxi(r) Franchise with growth potential through 2015 Focused on expanding market opportunity (PONV and oral capsule formulation for CINV) Dacogen(tm) Rapidly growing sales since launch in May 2006 Ongoing mid-to-late stage clinical trials for additional dosing regimen and new indications High-potential, late stage pipeline Two pivotal programs underway Three NDA submissions planned in 2007 Focus on execution and financial performance Achieving milestones Delivering growth and profitability

JPMorgan 25th Annual Healthcare Conference January 10, 2007